UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2021

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, TX 75024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between November 22, 2021 and December 2, 2021, American International Holdings Corp (the “Company”, “we” and “us”) entered into four separate Securities Purchase Agreements (collectively, the “Purchase Agreements”) with four accredited institutional investors (collectively, the “Investors”), for the sale of convertible promissory notes in an aggregate principal amount of $2,000,000 (collectively, the “Notes”) and warrants to purchase an aggregate of 13,333,332 shares of the Company’s common stock (collectively, the “Warrants”). The Purchase Agreements, Notes, and Warrants are collectively referred to as the “Transaction Documents”). The Company and the Investors closed the sale of the Notes and Warrants between November 23, 2021 and December 3, 2021. Gross proceeds of $1,800,000 were raised through the sale of the Notes and Warrants.

J.H. Darbie & Co., Inc. acted as placement agent for the offering and was paid a total of $188,000 in placement agent fees of which $98,000 was paid in cash and $90,000 was paid in the form of 1,151,678 shares of restricted common stock from the Company.

The Purchase Agreements

Pursuant to the Purchase Agreements, the Company is required to use the proceeds of the sale of the Notes for business development and not for the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates (except for certain excepted payments not to exceed $115,000 under certain of the Purchase Agreements); any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company; the repayment of any debt issued in corporate finance transactions; any loan to or investment in any other corporation, partnership, enterprise or other person, except in connection with the Company’s currently existing operations; or in violation or contravention of any applicable law, rule or regulation. The Company is not permitted to enter into any public or private offering of the Company’s securities (including convertible securities) with any other investor that is more favorable in any material respect than the Investor’s rights under the Transaction Documents, unless similar terms are granted to the Investor, and is prohibited from entering into certain “variable rate transactions” (including the issuance of convertible securities with a conversion or exercise price that varies with trading prices of the Company’s common stock or is contingent upon a future event relating to the Company’s business or the market for its common stock, or any agreement to issue securities at a future determined price) for as long as the Notes are outstanding. The Company is also required to maintain the listing and trading of its common stock on the principal securities exchange or trading market where such common stock is listed or traded and timely file all required reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a penalty of 1% of the purchase price of the Notes to be paid on the date of any reporting failure and every thirty days thereafter until such reporting failure is cured. The Company also granted the Investors piggy-back registration rights (except in connection with underwritten offerings and other customary exceptions) and agreed to indemnify the Investors in connection with certain violations of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), in connection with the piggy-back registration rights. Each Purchase Agreement includes indemnification obligations of the Company and customary representations and warranties of the Buyers and the Company regarding the purchase and offer and sale of the Notes.

The Notes

Each Note contains a 10% original issue discount, matures one year from its date of issue, and accrues interest at a rate of 10% per annum (16% upon the occurrence of an event of default). The Notes also included expense reimbursements of the Investors in the aggregate amount of $30,000. The Notes do not provide for fixed installment payments, but each Note provides that upon the Company’s receipt of cash proceeds from any source, at the Investor’s option, the Company will immediately apply up to 50% of such proceeds to repay all or any portion of the outstanding principal amount and interest then due under such Note (or up to 100% of the proceeds of any offering of common stock or common stock equivalents that results in the immediate listing for trading of the Company’s common stock on a national stock exchange or Nasdaq, and occurs within 220 days from the date the Notes are issued, referred to as an “Uplist Offering”).

The Notes (including accrued interest thereon) are convertible into shares of the Company’s common stock at any time after the occurrence of an event of default under the Notes, the date that an Uplist Offering has been completed or 10 business days after notice of pre-payment has been provided to the holders by the Company, at a conversion price equal to $0.075 per share; however, if the Company consummates any Uplist Offering on or before 220 calendar days from the issuance date of the applicable Note, the conversion price thereof will be equal to 80% of the offering price per share of the Company’s common stock in such Uplist Offering. Each Note contains a requirement for the Company to reserve a number of shares of common stock equal to the greater of: (i) two times the number of shares of common stock then issuable upon conversion of such Note or (ii) a fixed number of shares of common stock which equal two times the initial number of shares issuable upon conversion of the Note. Each Note provides for a reduction of the conversion price to match the price per share of any dilutive issuance made while the Note is outstanding (other than pursuant to certain customary excepted issuances), provided that no adjustment is required unless the Company fails to consummate an Uplist Offering on or before 220 calendar days after the issuance date of the Note, provided that if such Uplist Offering is not completed within such 220 calendar day period, the conversion price is adjusted for any dilutive issuance which occurred during such 220 calendar day period. The conversion price of the Notes may be adjusted upon the occurrence of certain events, such as a merger, consolidation, exchange of shares, recapitalization, reorganization, or similar events.

The Notes have priority over all unsecured indebtedness of the Company, and while the Notes are outstanding, the Company is prohibited from incurring any unsecured indebtedness that is senior to or pari passu with the Notes, paying or declaring any dividend or other distribution on shares of capital stock other than dividends in kind and distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Company’s disinterested directors, selling, leasing or otherwise disposing of any significant portion of its assets outside the ordinary course of business and from lending money, giving credit, making advances to or entering into any transaction with any person, firm, joint venture or corporation (other than transactions in existence prior to the issuance of the Notes of which the Investors have been informed in writing prior to closing, transactions with unaffiliated third parties in the ordinary course of business, transactions with unaffiliated third parties not in excess of $100,000).

The Notes contain penalties for the Company’s failure to timely deliver shares due upon conversion thereof. The Notes contain provisions limiting each Investor’s ability to convert any portion of its individual Note if such conversion would cause the Investor’s (or any affiliate of any such Investor’s) holdings in the Company to exceed 4.99% of the Company’s issued and outstanding shares of common stock. The Notes contain customary events of default, which include failure by the Company to maintain a market capitalization of at least $2,000,000 on any trading day; the suspension, trading halt, or delisting of the Company’s common stock on the principal securities exchange or trading market on which the Company’s common stock is listed or traded; final judgments equal to or greater than $100,000 rendered against the Company; failure to consummate an Uplist Offering within 220 calendar days after the issue date of each Note; and the Company’s failure to comply with the reporting obligations of the Exchange Act. Upon the occurrence of an event of default, the amount of each Note increases by 125% (including principal and accrued interest) and is immediately due and payable. The Company has the right to prepay the Notes by paying 110% of the principal and interest thereon at any time (provided we are required to provide the holders 10 trading days’ prior written notice of such repayment), plus $750 per note holder for administrative fees.

The Warrants

The Warrants have a term of five years, and are exercisable beginning 90 days after the issuance date, and an exercise price of $0.075 per share; however, if the Company consummates any Uplist Offering on or before 180 calendar days from the grant date of the Warrants, the exercise price will be equal to 120% of the offering price per share of the Company’s common stock in such Uplist Offering. If the exercise price is lower than the highest traded price of the Company’s common stock during the 150 trading days prior to the date of exercise and the shares underlying the Warrants are not registered, the Warrants may be exercised via cashless exercise (with the formula for such cashless exercise being set forth in the Warrants, and based on such highest traded price within the last 150 days). The exercise price and the number of shares underlying the Warrant will be adjusted to account for any dividend or distribution by the Company to the holders of its common stock. Each Warrant provides for a reduction of the exercise price to match the price per share of any dilutive issuance made while the Warrant is outstanding (other than in connection with stock plan issuances and other customary exceptions). Such reduction of the exercise price will not apply to the Uplist Offering if the Uplist Offering is consummated on or before 180 calendar days after the grant date of the Warrant. The exercise price of the Warrants is subject to customary adjustment upon the occurrence of certain events, such as a subdivision (by any stock split, stock dividend, recapitalization or otherwise) of the Company’s common stock.

Each Warrant contains a requirement for the Company to reserve two times the number of shares of common stock issuable upon the exercise of such Warrant. If the Company undertakes certain fundamental transactions (such as certain mergers, exchanges, or the sale of substantially all of the Company’s assets) while the Warrants are outstanding, the Investors will have the right to receive any consideration received by the record holders of the Company’s common stock as a result of such fundamental transaction and the exercise price of the Warrants will be adjusted to account for such additional consideration. The Warrants contain provisions limiting each Investor’s ability to exercise the Warrants if such exercise would cause the Investor’s (or any affiliate of any such Investor) holdings in the Company to exceed 4.99% of the Company’s issued and outstanding shares of common stock.

Disclaimers Regarding the Transaction Documents

The representations, warranties, covenants, and agreements contained in the Purchase Agreements and the other Transaction Documents were made solely for the benefit of the parties to the Purchase Agreements and such other Transaction Documents. In addition, such representations, warranties, covenants, and agreements (i) are intended as a way of allocating the risk between the Company and the Investors and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement, Warrant and Note are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreements, Notes, and Warrants are not complete, and qualified in their entirety by the full text of such agreements, attached hereto as Exhibits 10.1, 10.2, and 10.3 hereto, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the other Transaction Documents described in Item 1.01, above, are incorporated by reference into this Item 2.03 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

As described in greater detail above in Item 1.01, which information is incorporated by reference into this Item 3.02 in its entirety, between November 23, 2021 and December 3, 2021, the Company sold $2,000,000 in face amount of convertible Notes and Warrants to purchase 13,332,332 shares of common stock. We claim an exemption from registration for the issuance and grant of such Notes and Warrants pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act, since the foregoing issuances/grants did not involve a public offering, the recipients were (i) “accredited investors”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

In the event the Notes were converted in full (notwithstanding the anti-dilution and other reset rights set forth therein), at a conversion price of $0.075 per share, a maximum of 26,000,000 shares of common stock would be issuable to the holders of such Notes.

In the event the Warrants were exercised in full (notwithstanding the cashless exercise rights associated therewith and other reset rights set forth therein), at an exercise price of $0.075 per share, a maximum of 13,333,332 shares of common stock would be issuable to the holders of such Warrants.

Item 3.03. Material Modification to Rights of Security Holders.

The information regarding the Notes and the other Transaction Documents described in Item 1.01, above, are incorporated by reference into this Item 3.03 in their entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1*#	Form of Securities Purchase Agreement by and between American International Holdings Corp., and each Investor party thereto (November 2021 Offering)
10.2*	Form of Promissory Notes by American International Holdings Corp. in favor of the holders thereof (November 2021 Offering)
10.3*	Form of Common Stock Purchase Warrant by American International Holdings Corp. in favor of the holders thereof (November 2021 Offering)
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that American International Holdings Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: December 8, 2021	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer